Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® Ultra Option Income Strategy ETF (ULTY)

listed on NYSE Arca, Inc.

December 8, 2025

Supplement to the Summary Prospectus, Prospectus, and

Statement of Additional Information (“SAI”),

each dated February 28, 2025, as supplemented

This Supplement updates the Fund’s Summary Prospectus, Prospectus, and SAI to reflect certain revisions to the Fund’s principal investment strategies (including equity allocation and certain options strategies), to reflect additional risk disclosures, and to reflect changes in the Fund’s portfolio management team. The following changes are effective as of December 8, 2025:

The fourth paragraph of the “Principal Investment Strategies – Equity Strategy” section of the Fund’s Summary Prospectus and Statutory Prospectus is amended and restated to read as follows:

The Fund’s allocation to particular Underlying Securities is primarily driven by implied volatility levels. The Adviser strategically identifies Underlying Securities in periods of likely higher volatility (e.g., ahead of significant events, like earnings releases). The Adviser will typically select between fifteen and thirty Underlying Securities and will implement the Options Strategies on the Underlying Securities. However, when the Adviser deems it appropriate, it may choose as few as five Underlying Securities on which to implement the Options Strategies. The Fund may also invest up to 50% of its net assets in lower-volatility, large-cap equities to seek to provide greater net asset value stability. The Fund will hold short-term U.S. Treasury securities.

The “Principal Investment Strategies – Options Strategies” section of the Fund’s Summary Prospectus and Statutory Prospectus is amended and restated to read as follows:

Options Strategies – Seeking Premiums & Growth

The Fund seeks to generate options premiums and growth by using Options Strategies on its Underlying Securities. In particular, the Fund will receive options premiums when it writes (sells) an option. By selling options, the Fund earns premiums from buyers who pay for the right to buy or sell the underlying asset at a predetermined price. The amount of premium the Fund receives is influenced by market volatility, as higher volatility (larger price swings) generally results in higher premiums. Therefore, the Adviser analyzes market conditions to determine the timing and type of Options Strategies to employ. By strategically entering and exiting options positions, the Adviser seeks to enhance the Fund’s potential to generate options premiums. Depending on the Adviser’s outlook, the Adviser will select one Options Strategy or a combination of Options Strategies that it believes will best generate premiums while generally also attempting to capture some upside appreciation (potential for increase in asset value).

The Adviser considers both market conditions and the performance of the Underlying Securities when selecting Options Strategies. In some instances, the aim is to generate additional gains if the Underlying Security increases in value, while, in other cases, the aim is to limit losses if the Underlying Security decreases in value. The Adviser may implement the selected strategy increasing the Fund’s exposure to an Underlying Security to seek increased gains or by using hedging techniques to seek to limit the Fund’s potential losses.

Further, depending on the Adviser’s assessment of one or more of the Underlying Securities’ options contracts (e.g., they are insufficiently liquid or too costly), the Fund may employ Options Strategies using a “substitute” ETF, instead of options on the Underlying Securities themselves. These substitute ETFs, while not the Fund’s current target Underlying Securities, would nonetheless qualify as eligible Underlying Securities under the Fund’s investment criteria. The Fund’s use of Options Strategies with ETFs will always be covered (e.g., the Fund may do call or put spreads). The Fund’s Options Strategies are applied consistently, whether the Underlying Security is held directly or through synthetic exposure, and regardless of whether the Underlying Security is an equity security, an ETF, or another type of ETP.

The Fund may be subject to different outcomes depending on the Options Strategies used and the purpose for which they are employed, including seeking additional exposure (leverage) or providing downside protection (hedging). For example, when writing covered calls (selling call options on securities the Fund already owns), the Fund might limit its potential for capital appreciation in exchange for options premiums. Alternatively, using an Options Strategy such as put spread strategy (selling put options while holding the Underlying Security), the Fund can earn options premiums and potentially Create additional limited upside leverage. These Options Strategies impact the risk-return profile of the Fund, potentially affecting volatility, options premium generation, upside capture (gain potential), and capital preservation (protecting value) and the degree of leverage or hedging embedded in the Fund’s portfolio. See the prospectus section titled “Additional Information About the Funds” for a list of the options strategies that the Fund may utilize, together with a description of each options strategy.

Distributions may include a significant portion classified as return of capital (“ROC”). ROC generally represents a return of a shareholder’s invested capital rather than traditional income such as dividends or interest. See the prospectus section titled “Additional Information About the Funds” for more information about option premiums and ROC.

The “Principal Investment Risks” section(s) of the Fund’s Summary Prospectus and Statutory Prospectus are amended and supplemented with the following additional risks:

Hedging Strategy Risks. The Fund’s hedging techniques may not be effective in all scenarios and may not fully offset losses from the Fund’s options premium generations strategy. Futures, options, and Underlying ETFs used by the Fund to seek to mitigate market volatility risks may not perform as intended. There can be no assurance that the Fund’s hedging strategy will be effective. It may expose the Fund to losses to which it would not have otherwise been exposed if did not employ hedging.

Leverage Risk. As part of the Fund’s principal investment strategy, the Fund may employe options strategies that provide the economic effect of financial leverage by creating additional investment exposure to the Underlying Security(ies), as well as the potential for greater loss. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Changes in Portfolio Managers

Effective immediately, Scott Synder and Quinn Berry have replaced each of Michael Venuto and Christopher P. Mullen as portfolio managers of the Fund. All references to Messrs. Venuto and Mullen in the Summary Prospectus, Statutory Prospectus, and SAI are hereby removed.

The “Management - Portfolio Managers” section of the Summary Prospectus and Statutory Prospectus is replaced as follows:

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Quinn Berry, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2025.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2025.

Messrs. Snyder and Berry have replaced Messrs. Venuto and Mullen in the “Management – Portfolio Managers” section beginning on page 18 of the Prospectus as follows:

Portfolio Managers

The following individuals (each, a “Portfolio Manager,” and collectively, the “Portfolio Managers”) serve as Portfolio Managers for the Fund. Messrs. Pestrichelli has served as a Portfolio Manager since 2024, and Messrs. Berry and Snyder since 2025. The Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

Quinn Berry, Portfolio Manager for the Adviser

Mr. Berry serves as Portfolio Manager at the Adviser, having joined the firm in January 2025. From August 2023 to December 2024, he was a Trading Manager at ZEGA Financial, LLC ("ZEGA") where he managed option based exchange-traded funds and conducted equity research. He was on the trading desk at SMArtX Advisory Solutions from November 2021 until August 2023 specializing in equity and option execution. Prior to that, he held treasury analyst positions at Pacific Life and Silicon Valley Bank from 2017-2021. Mr. Berry received a Master of Science in Finance from Florida State University in 2015 and a Bachelor of Science in Finance the year prior.

Scott Snyder, Portfolio Manager for the Adviser

Scott Snyder joined the firm in 2025 as SVP of Trading. Mr. Snyder has over 40 years of experience in the financial markets and more specifically in the options market. Mr. Snyder led the trading team at ZEGA before joining Tidal. He started his career in 1983 and for 20 years was an independent market maker on the floor of the CBOE. In 2003, Mr. Snyder joined think or swim as Chief Options Strategist for a subsidiary of think or swim advisors. Mr. Snyder then helped lead the RIA trading, execution platform support and option education business for TD Ameritrade and then Schwab from 2009-2024.

In addition, the “Portfolio Managers” section beginning on page 29 of the SAI is updated as follows:

PORTFOLIO MANAGERS

The Fund is managed by Jay Pestrichelli, Quinn Berry, and Scott Snyder, Portfolio Managers for the Adviser.

Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of November 30, 2025.

Jay Pestrichelli, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	75	$12,827	0	0
Other Pooled Investment Vehicles	0	$0.00	0	0
Other Accounts	0	$0.00	0	0

Quinn Berry, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	6	$415	0	0
Other Pooled Investment Vehicles	0	$0.00	0	0
Other Accounts	0	$0.00	0	0

Scott Snyder, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	26	$924	0	0
Other Pooled Investment Vehicles	0	$0.00	0	0
Other Accounts	0	$0.00	0	0

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. The dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of November 30, 2025, none of the portfolio managers owned any Shares of the Fund.

Portfolio Manager Compensation.

Each portfolio manager is compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund. To the extent a portfolio manager is an equity owner of the Adviser, such portfolio manager may benefit indirectly from the revenue generated by the Fund’s Advisory Agreement with the Adviser.

Please retain this Supplement for future reference.

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